UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 3, 2024

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2024, the Board of Directors of California Water Service Group (the “Company”) appointed James P. Lynch to serve as Senior Vice President, Chief Financial Officer and Treasurer. Mr. Lynch will join the Company on or about January 3, 2024 and will formally assume the duties of the Company’s principal financial officer immediately following the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. David B. Healey, the Company’s Interim Vice President, Chief Financial Officer and Treasurer, will remain the principal financial officer until the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Mr. Lynch, age 64, joined the Company as Manager of Special Projects in January 2023. Previously, Mr. Lynch served in senior executive finance roles for SJW Group, a provider of regulated and nonregulated water services, including Chief Accounting Officer from January 2022 to March 2023 and Chief Financial Officer and Treasurer from October 2010 to January 2022. Before joining SJW Group in 2010, Mr. Lynch served in a variety of roles, most recently as Audit Partner, for KPMG LLP from September 1984 to September 2010. Mr. Lynch, a Certified Public Accountant, holds a Bachelor of Science Degree in Commerce with a major in Accounting from Santa Clara University.

In connection with Mr. Lynch’s appointment as Senior Vice President, Chief Financial Officer and Treasurer, he will receive an annual salary of $470,000 and will be eligible to participate in the Company’s executive compensation program on the same basis as our other Senior Vice Presidents, including the Company’s short-term and long-term incentive programs, Executive Severance Plan and Supplemental Executive Retirement Plan, as generally described in the “Compensation Discussion and Analysis” section of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2023. In addition, the Company intends to enter into its standard form of indemnification agreement with Mr. Lynch.

There are no arrangements or understandings between Mr. Lynch and any other person pursuant to which Mr. Lynch was appointed as Senior Vice President, Chief Financial Officer and Treasurer. There are no family relationships between Mr. Lynch and any of the Company’s directors or executive officers. There is no information that is required to be disclosed with respect to Mr. Lynch pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On January 4, 2024, the Company issued a press release announcing the appointment of Mr. Lynch. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

We hereby furnish the following exhibits, which shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) with this report:

Exhibit No.	Description
99.1	Press Release issued January 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: January 4, 2024	By:	/s/ Martin A. Kropelnicki
	Name:	Martin A. Kropelnicki
	Title:	Chairman, President & Chief Executive Officer